SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (date of earliest event reported)

                           JULY 26, 1994

                        Halliburton Company
        (Exact name of registrant as specified in its charter)

State or other                Commission          IRS Employer
jurisdiction                  File Number         Identification
of incorporation                                  Number

Delaware                      1-3492              No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600


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                The Exhibit Index appears on Page 4

             INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On July 26, 1994, the registrant issued a press release entitled Halliburton Compression Unit to be Sold pertaining, among other things, to an announcement that the registrant has engaged Dillon, Read & Co. Inc. to assist in the sale of the company's natural gas compression business.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated July 26,
          1994.

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                          SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HALLIBURTON COMPANY




Date:     July 27, 1994            By: (Robert M. Kennedy)
                                        Robert M. Kennedy
                                      Vice President - Legal


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             The Exhibit Index appears on Page 4

                        EXHIBIT INDEX



Exhibit                                       Sequentially
Number             Description                Numbered Page

    20             Press Release of
                   July 26, 1994               5 of 6
                   Incorporated by Reference


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